UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2012
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 267-7000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 15, 2012, the California Public Utilities Commission (“CPUC”) announced that it had appointed former U.S. Senator George Mitchell to serve as mediator in discussions to resolve three CPUC investigations pending against Pacific Gas and Electric Company (the “Utility”).  The CPUC investigations relate to (1) the Utility’s safety recordkeeping for its natural gas transmission system, (2) the Utility’s operation of its natural gas transmission pipeline system in or near locations of higher population density, and (3) the Utility’s pipeline installation, integrity management, recordkeeping and other operational practices, and other events or courses of conduct, that could have led to or contributed to the rupture of one of the Utility’s natural gas transmission pipelines on September 9, 2010 in San Bruno, California and the ensuing explosion and fire.  The procedural schedule in these proceedings has been suspended until November 1, 2012 in order to enable the parties to continue to engage in negotiations to reach a stipulated outcome of these proceedings.

PG&E Corporation’s and the Utility’s financial statements for the year ended December 31, 2011 reflect a charge of $200 million for the minimum amount of penalties that they believe is probable the CPUC will impose on the Utility.  PG&E Corporation and the Utility have not recorded any additional charges in their financial statements for the six months ended June 30, 2012 and have stated that they are unable to estimate the reasonably possible amount of penalties in excess of the amount accrued, and that such amounts could be material.  These estimates and their underlying assumptions are subject to change based on many factors, including the progress of the settlement and mediation process, the terms of any settlement that may be reached, and whether and when the CPUC approves a settlement that may be reached.  Future changes in these estimates or assumptions could have a material impact on PG&E Corporation’s and the Utility’s financial condition, results of operations, and cash flows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: October 16, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: October 16, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary